Exhibit A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing of the Schedule 13D to which this agreement is attached and to the joint filing of all amendments thereto.

This agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties designated as signatories has executed one counterpart.

Dated: November 25, 2015	WARBURG PINCUS PRIVATE EQUITY IX, L.P.
By: Warburg Pincus IX GP L.P., its General Partner
By: WPP GP LLC, its General Partner
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WARBURG PINCUS IX GP L.P.
By: WPP GP LLC, its General Partner
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WPP GP LLC
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WARBURG PINCUS PARTNERS, L.P.
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WARBURG PINCUS PARTNERS GP LLC
By: Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WARBURG PINCUS & CO.

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Partner

Dated: November 25, 2015	WARBURG PINCUS LLC

	By:	/s/ Robert B. Knauss
		Name:	Robert B. Knauss
		Title:	Managing Director

Dated: November 25, 2015	CHARLES R. KAYE

	By:	/s/ Robert B. Knauss
		Name:	Charles R. Kaye
		By:	Robert B. Knauss, Attorney-in-Fact*

Dated: November 25, 2015	JOSEPH P. LANDY

	By:	/s/ Robert B. Knauss
		Name:	Joseph P. Landy
		By:	Robert B. Knauss, Attorney-in-Fact*

*
The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum, Inc. (f/k/a Laredo Petroleum Holdings, Inc.) and is hereby incorporated by reference.